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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                           FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


         SOUTH CAROLINA                                 57-0799315
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                         950 John C. Calhoun Drive, S.E.
                        Orangeburg, South Carolina 29115
          (Address of Principal Executive Offices, Including Zip Code)

                            ------------------------

                           FIRST NATIONAL CORPORATION
                             1999 STOCK OPTION PLAN
                            (Full title of the plan)

                            ------------------------

                                C. John Hipp, III
                      President and Chief Executive Officer
                         950 John C. Calhoun Drive, S.E.
                        Orangeburg, South Carolina 29115
                     (Name and address of agent for service)

                            ------------------------

                                 (803) 531-0527
          (Telephone number, including area code, of agent for service)

                            ------------------------



                         Calculation of Registration Fee
--------------------------------------------------------------------------------
                                        Proposed     Proposed
                                         maximum      maximum
                                        offering     aggregate      Amount of
Title of securities      Amount to be   price per     offering     registration
  to be registered        registered     unit(1)      price(1)         fee
--------------------------------------------------------------------------------

Common Stock, par          400,000       $18.625    $7,450,000      $1,966.80
value $2.50 per share      shares
--------------------------------------------------------------------------------

(1) Determined on the basis of the average of the high ($18.75) and low ($18.50) prices of the Common Stock as reported by the American Stock Exchange on March 20, 2000, in accordance with Rule 457(c) under the Securities Act of 1933, as amended (the "Securities Act"), solely for purposes of calculating the registration fee pursuant to Rule 457(h) under the Securities Act.



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Part I.  Information Required in the Section 10(a) Prospectus

         The documents constituting the Prospectus (the "Prospectus") of First National Corporation (the "Registrant") with respect to this Registration Statement on Form S-8 are kept on file at the offices of the Registrant in accordance with Rule 428 promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act"). The Registrant will provide without charge to participants in the First National Corporation 1999 Stock Option Plan (the "Plan"), on the written or oral request of any such person, a copy of any document constituting the Prospectus. Written requests for such copies should be directed to James C. Hunter, Jr., Secretary, First National Corporation, 950 John C. Calhoun Drive, S.E., Orangeburg, South Carolina 29115.
Telephone requests may be directed to (803) 531-0572.

Part II. Information Required in the Registration Statement

Item 3.  Incorporation of Documents by Reference.

         The following documents, which have been hereto filed by the Registrant with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference herein and in the Prospectus referred to in Part I of this Registration Statement:

         (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1998;

         (b) The Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999;

         (c) The Registrant's Current Report on Form 8-K filed on August 12, 1999; and

         (d) The description of the Registrant's Common Stock contained in the Registrant's Form 8-A, as declared effective on January 27, 1997, and any amendment or report filed for the purpose of updating such description.

         All documents filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the effectiveness of this Registration Statement and prior to the filing of a post-effective amendment hereto that either indicates that all securities offered hereby have been sold or deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and the Prospectus and to be a part hereof and thereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement and the Prospectus to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

         The Registrant will provide without charge to each person to whom the Prospectus referred to in Part I of this Registration Statement is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein and in the Prospectus by reference (other than exhibits to such documents which are not specifically incorporated by reference in such documents). Written requests for such copies should be directed to James
C. Hunter, Jr., Secretary, First National Corporation, 950 John C. Calhoun Drive, S.E., Orangeburg, South Carolina 29115. Telephone requests may be directed to (803) 531-0572.

Item 6.  Indemnification of Directors and Officers.

         The bylaws of the Registrant provide that the Registrant may indemnify directors and officers of the Registrant against liability to the full extent permitted or required by the South Carolina Business Corporation Act of 1988 (the "Act"). Under the Act, a corporation has the power to indemnify directors and officers who meet the standards of good faith and reasonable belief that conduct was lawful and in the corporate interest (or not opposed thereto) as set forth in such statute. The Act also empowers a corporation to provide insurance for directors and officers against liability arising out of their positions even though the insurance coverage is broader than the power of the corporation to indemnify. Under the Act, unless limited by its articles of incorporation, a corporation must indemnify a director or officer who is wholly successful,


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on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director or officer against reasonable expenses incurred by him in connection with the proceeding. The Registrant's Articles of Incorporation do not provide otherwise. The Registrant maintains directors' and officers' liability insurance for the benefit of its directors and officers

Item 8.  Exhibits.

         The following exhibits are filed with or incorporated by reference in this Registration Statement.

Exhibit No.         Description of Exhibit
-----------         ----------------------

4                   First National Corporation 1999 Stock Option Plan.

5                   Opinion of Robinson, Bradshaw & Hinson, P.A.

23.1                Consent of J. W. Hunt and Company, LLP

23.2                Consent of Robinson, Bradshaw & Hinson, P.A. (contained in
                    Exhibit 5)

24                  Power of Attorney (on signature page)

Item 9.  Undertakings.

         (a) The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i) To include any prospectus required by Section
                  10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                           (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


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                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orangeburg, State of South Carolina, on March 16, 2000.


                                     FIRST NATIONAL CORPORATION


                                     By:   /s/ C. John Hipp, III
                                           -------------------------------------
                                           C. John Hipp, III
                                           President and Chief Executive Officer




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         Each person whose signature appears below hereby constitutes and appoints C. John Hipp, III and James C. Hunter, Jr., and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to this Registration Statement and any subsequent registration statement filed by the Registrant pursuant to Rule 462(b) of the Securities Act of 1933, which relates to this Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute, may lawfully do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.


                 Signature                   Title                     Date
                 ---------                   -----                     ----

/s/ Colden R. Battey, Jr.                   Director              March 16, 2000
--------------------------------
   (Colden R. Battey, Jr.)

/s/ Charles W. Clark                        Director              March 16, 2000
--------------------------------
   (Charles W. Clark)

                                            Director
--------------------------------
   (William W. Coleman)

/s/ Dwight W. Frierson                      Director              March 16, 2000
--------------------------------
   (Dwight W. Frierson)

/s/ John L. Gramling, Jr.                   Director              March 16, 2000
--------------------------------
   (John L. Gramling, Jr.)

/s/ Richard L. Gray                         Director              March 16, 2000
--------------------------------
   (Richard L. Gray)

/s/ W. Louis Griffith                Chief Financial Officer      March 16, 2000
--------------------------------    (Principal Financial and
   (W. Louis Griffith)                 Accounting Officer)

/s/ C. John Hipp, III              President, Chief Executive     March 16, 2000
--------------------------------      Officer and Director
   (C. John Hipp, III)            (Principal Executive Officer)

/s/ Robert R. Hill, Jr.                     Director              March 16, 2000
--------------------------------
   (Robert R. Hill, Jr.)

/s/ Robert R. Horger                        Director              March 16, 2000
--------------------------------
   (Robert R. Horger)

/s/ Harry M. Mims, Jr.                      Director              March 16, 2000
--------------------------------
   (Harry M. Mims, Jr.)

/s/ Edward V. Mirmow, Jr.                   Director              March 16, 2000
--------------------------------
   (Edward V. Mirmow, Jr.)



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                 Signature                   Title                     Date
                 ---------                   -----                     ----

                                            Director
--------------------------------
   (Ralph W. Norman)

                                            Director
--------------------------------
   (Samuel H. Rodgers)

/s/ Anne H. Oswald                          Director              March 16, 2000
--------------------------------
   (Anne H. Oswald)

/s/ James W. Roquemore                      Director              March 16, 2000
--------------------------------
   (James W. Roquemore)

/s/ Walter L. Tobin                         Director              March 16, 2000
--------------------------------
   (Walter L. Tobin)

/s/ Johnny E. Ward                          Director              March 16, 2000
--------------------------------
   (Johnny E. Ward)

/s/ A. Dewall Waters                        Director              March 16, 2000
--------------------------------
   (A. Dewall Waters)

/s/ Larry D. Westbury                       Director              March 16, 2000
--------------------------------
   (Larry D. Westbury)

/s/ Cathy Cox Yeadon                        Director              March 16, 2000
--------------------------------
   (Cathy Cox Yeadon)



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                                  EXHIBIT INDEX

Exhibit No.           Description of Exhibit
-----------           ----------------------

4                     First National Corporation 1999 Stock Option Plan

5                     Opinion of Robinson, Bradshaw & Hinson, P.A.

23.1                  Consent of J. W. Hunt and Company, LLP